                                                                   EXHIBIT 10.57

                       [LOGO OF ROYAL BANK APPEARS HERE]

- --------------------------------------------------------------------------------
                    [LETTERHEAD OF ROYAL BANK APPEARS HERE]


September 5, 1996



CONFIDENTIAL
- ------------

Icon of Canada Inc.
900 Industrial Boulevard
St. Jerome, Quebec
J7Y 4B8

Attention: Me Arielle Meloul
- ----------------------------

Dear Me Meloul:

OFFER TO FINANCE
- ----------------

This letter replaces our offer to finance dated August 27, 1996.

LENDER                          Royal Bank of Canada (the "Bank")
- ------

BORROWER                        Icon of Canada Inc. (the "Borrower")
- --------

CREDIT FACILITIES               Segment (1):  $148,950. balance of leases held
- -----------------                             at our Montreal Leasing Centre.

                                Segment (2):  $10,000. Visa corporate expense
                                              accounts.

                                Segment (3):  $550,560. commercial mortgage.

                                Segment (4):  $903,992. commercial mortgage.

CURRENCY                        All dollar amounts stated herein refer to
- --------                        Canadian funds unless otherwise specified.

PURPOSES                        Segment (1) Leases granted to the company
- --------                                    Allfitness Inc. to finance purchase
                                            of equipment. These leases will be
                                            transferred to the Borrower at
                                            reception of Icon Health & Fitness
                                            Inc.'s guarantee.

                                Segment (2) Travel and entertainment expenses.


                                                                           .../2

ICON OF CANADA INC.                                                    Page 2
September 5, 1996

PURPOSES (Cont.)           Segment (3) Demand loan to finance the building
- --------                               located at 901 Daniel-Johnson Blvd. in
                                       St-Jerome.

                           Segment (4) Demand loan to finance the building
                                       located at 900 Industrial Blvd. in St-
                                       Jerome.

INTEREST RATES             Segment (1) Leasing rate.
- --------------
                           Segment (2) Standard Visa rate.

                           Segment (3) Fixed rate (10%) until January 1, 1997.

                           Segment (4) Prime Rate + 0.75% per annum beginning
                                       August 4, 1996.

                           The expression "Prime Rate" means the annual rate of interest announced by the Bank from time to time as its reference rate then in effect for determining interest rates on Canadian dollar commercial loans made by the Bank in Canada.

                           The Borrower shall pay outstanding accrued interest monthly on the date fixed by the Bank. Interest shall be calculated on the daily principal balance at the aforementioned annual interest rates based on the actual number of calendar days elapsed during the period in which interest is calculated, divided by
                           365. The annual rates of interest, which correspond to the rates calculated as aforesaid, are the rates so determined multiplied by the actual number of days in a calendar year and divided by 365. Outstanding interest payable bears interest at the rate of interest applicable to the relative loan and is payable on demand. Interest is payable in the same currency as the relative loan.

FEES                       A credit set-up fee of $500.00 will be payable on
- ----                       date of acceptance of this letter and is non-
                           refundable.

LEGAL COSTS                All legal costs, fees and expenses incurred by the
- -----------                Bank or on its behalf for establishing the credit
                           facilities and related documentation, including security documentation, are for the account of the Borrower and payable on demand. As of today's date, we estimate the fees at $2,000.

REPAYMENT                  Segment (1):  Leases payable $8,785 per month with a
- ---------                                purchase option totalling $44,075
                                         purchasable at different dates between
                                         this present date and June 29,1998.
                                         These leases will be repaid from cash
                                         flow operations and/or a letter of
                                         guarantee by Icon Health & Fitness Inc.

                           Segment (2):  Repayment in full on demand.

ICON OF CANADA INC.                                                       Page 3
September 5, 1996

REPAYMENT (Cont.)         Segment (3):  Repayment in full on demand at the
- ---------                               earliest occurrence of an event of
                                        default mentioned hereunder or on
                                        November 25, 1996; payable $8,074.01 per month capital and interest. Original amortization of 10 years, term of 2 years ending January 1, 1997. This loan is payable from cash flow from operations and/or a letter of guarantee in favour of the Royal Bank of Canada.

                          Segment (4):  Repayment in full on demand at the
                                        earliest occurrence of an event of
                                        default mentioned hereunder or on
                                        November 25, 1996; payable $10,464.82
                                        per month capital and interest. Original amortization of 14 years, term of 2 years ending August 4, 1996. Payable from cash flow from operations and/or a letter of guarantee in favour of the Royal Bank of Canada.

                          Segments (1), (2), (3) and (4):

                          The intent of the Borrower is to transfer the existing loans of Weider Group to Icon of Canada Inc.

                          The Royal Bank of Canada agrees to analyze the possibility of granting similar financing on the assets purchased by Icon of Canada Inc. As we have not received financial information, it was agreed to temporarily transfer the financing in place upon reception of a letter of guarantee in favour of the Royal Bank of Canada.

                          If the Bank and the Borrower do not reach an agreement for permanent financing, the above mentioned loans will become due and said loans will be repaid from the proceeds of the letter of guarantee.

PRIOR REDEMPTION          If loans are repaid prior to the date originally
- ----------------          agreed upon with the transfer of Weider, a penalty
                          has to be paid as follows:

                          Segment 1):   a penalty will be charged to cover the
                                        purchase option.

                          Segment 2):   no penalty.

                          Segment 3):   the penalty will be equivalent to the
                                        difference in interest rates.

                          Segment 4):   no penalty.


COLLATERAL SECURITY       a)  Irrevocable letter of guarantee in the amount of
- -------------------           $1,665,000 in favour of the Royal Bank of Canada
                              emitted by an acceptable financial institution to the Royal Bank of Canada and text approval from International Trade Centre Quebec (applicable to
                              Segments 3) and 4)).

                          b) Suretyship and subordination of claims for $148,950, signed by Icon Health & Fitness Inc. (applicable to Segment 1)).

ICON OF CANADA                                                            Page 4
September 5, 1996

COVENANTS                    The Borrower covenants with the Bank as follows:
- ---------
                             a) The Borrower will deliver to the Bank such
                                financial and other information as the Bank may reasonably require, including:

                                (i)   Audited annual financial statements of
                                      Icon of Canada Inc. within 120 days of
                                      fiscal year-end;

                                (ii)  Audited annual financial statements of
                                      Icon Health & Fitness Inc. within 120 days of each year-end.

                             b) The Borrower will promptly pay, when due, all
                                income and other taxes payable.

                             c) The Borrower agrees to remit, as prescribed
                                under the Income Tax Act (Canada), the Taxation
                                          --------------               --------
                                Act (Quebec) and any other applicable fiscal
                                ---
                                legislation, all deductions and withholdings made by the Borrower, as they fall due and to notify the Bank immediately upon failure to do so.

                             d) In respect of credit facilities repayable on
                                demand, compliance by the Borrower with the above covenants does not affect nor limit the Bank's right to demand full repayment of the facilities at its discretion and at any time, such covenants being an indication of what must be complied with for the Bank to favourably consider, without any obligation, to maintain a business relationship with the Borrower.

EVENTS OF DEFAULT            Without limiting its right to demand at any time
- -----------------            payment of sums which are payable on demand, the
                             Bank may, to the extent permitted by and in compliance with applicable law, immediately terminate the right of the Borrower to make further borrowings under the credit facilities, and demand immediate payment of all sums owing thereunder, including accrued interest, and realize on all or any portion of the security granted in its favor, upon the occurrence of any of the following events:

                             a) failure by the Borrower to pay the principal,
                                interest or any other amount when due;

                             b) failure by the Borrower to observe or satisfy
                                any covenant, condition or provision in this agreement or in any other agreement with the Bank, or in any security document established in favor of the Bank;

                             c) if the Borrower becomes insolvent, files a
                                notice of intention to make a proposal to its creditors under the Bankruptcy and Insolvency
                                                    -------------------------
                                Act, is declared bankrupt, makes an assignment
                                ---
                                of its property for the benefit of its
                                creditors, or makes a bulk sale of any part of its assets without the prior consent of the Bank;

ICON OF CANADA INC.                                                       Page 5
September 5, 1996

EVENTS OF DEFAULT (Cont.)    d) if any step is taken with respect to a
- -----------------               compromise or arrangement with the creditors of
                                the Borrower, or to have the Borrower declared bankrupt or wound up, or if a receiver is appointed with respect to any part of the property encumbered by security in favor of the Bank, or if any encumbrancer takes possession of any part of the Borrower's assets;

                             e) if in the opinion of the Bank, there occurs:

                                (i)   a material adverse change in the
                                      Borrower's financial condition;

                                (ii) an unacceptable change in the ownership of the capital stock of the Borrower;

                                (iii) the Borrower is subject to legal
                                      proceedings detrimental to its affairs;

                             f) the breach of any law, regulation, bylaw or
                                requirement whether federal, provincial, municipal, or otherwise, concerning pollution of the environment, toxic materials, or other environmental hazards, or public health and safety, affecting any of the Borrower's property or activities.

EVIDENCE OF                  If loans and transactions pertaining to the credit
- -----------                  facilities are not evidenced by promissory notes or
INDEBTEDNESS                 other debt instruments, or by any other agreement
- ------------                 with the Bank, the books and records of the Bank's
                             unit or office in charge of the credit facilities, in which are kept the accounts and statements showing the principal amounts owing, interest thereon, fees and other sums due by the Borrower, and recorded the transactions pertaining to the credit facilities, shall, in the absence of manifest error, constitute conclusive evidence of the Borrower's indebtedness hereunder and of such transactions.

REVIEW                       The Bank may, at any time, revise the conditions
- ------                       applicable to the credit facilities and withdraw
                             their availability.

CONDITIONS PRECEDENT         a) The letter of guarantee must be received and
- --------------------            accepted by the Royal Bank of Canada.

                             b) The credit facilities are offered and shall be
                                maintained provided the risk represented by the environmental situation of the Borrower, if any, is acceptable to the Bank.

GOVERNING LAW                This agreement shall be governed by the laws in
- -------------                force in the province of Quebec.

LANGUAGE                     The undersigned has expressly requested that this
- --------                     Agreement and all related documents be drawn up in
                             the English language. A la demande expresse du soussigne, ce contrat, et tout document y afferent ont ete rediges en langue anglaise.

ICON OF CANADA INC.                                                       Page 6
September 5, 1996


We trust the foregoing is satisfactory to you and request that you indicate your acceptance by signing and returning the duplicate of this letter.

Yours truly,

ROYAL BANK OF CANADA


/s/ Andre Filion
- -------------------------
Andre Filion
Senior Account Manager



Read and accepted on this 5th day
of September 1996.


ICON OF CANADA INC.


By:    [SIGNATURE APPEARS HERE]            BY:
       ---------------------------                 -------------------------

Title: Authorized Rep.                     Title:
       ---------------------------                 -------------------------

P.S.: This letter must be duly signed by the authorized signing officer(s) of the company.

                          PROMISSORY NOTE--FIXED RATE



         September 5        19 96                            $550,559.80
- ----------------------------  ----                           -------------------




FOR VALUE RECEIVED   We         PROMISE TO PAY ROYAL BANK OF CANADA (the "Bank")
                  --------------

or order at its 1 Place Ville Marie, Montreal, Quebec
               -----------------------------------------------------------------

Branch, the sum of -- FIVE HUNDRED FIFTY THOUSAND FIVE HUNDRED FIFTY NINE---.80
                  --------------------------------------------------------------




Dollars (hereinafter called the "principal") with interest thereon at the rate
of  10%   percent per annum, calculated monthly as well after as before
  --------
maturity, default and judgment, with interest on overdue interest at the same rate as on the principal, by monthly payments of $ 8,074.01 each on the
                                                 -----------           ---------

day of each and every month from the         ,19    until the January 1st  ,
                                    ---------   ----         --------------
1997   inclusive, and the balance, if any,of the principal and interest on the
- ----
date last mentioned, the whole without days of grace.



Each such payment shall be applied firstly to unpaid interest, and the balance, if any, shall be applied in reduction of the principal.


In the event that any payment due hereunder is not paid on its due date, then the entire balance of the principal with accrued interest thereon shall forthwith become due and payable at the option of the holder of his Note.


THE UNDERSIGNED ACKNOWLEDGES that payments of the amount due under this Note otherwise than as set forth above are not permitted.


Note
For the purpose of this Note, the "undersigned" shall mean "the undersigned or anyone of them".
                                                      ICON OF CANADA INC.

- -------------------------------------------------------------
NAME:
- ------------------------------------------------------------- ------------------
LOAN ACCT No.               LOAN NO.
- -------------------------------------------------------------
CR. ACCT NO.          TRANSIT NO.         CASUAL    MGR. INIT.
- ---------------------                    DISCOUNT               [SIGNATURE
REN $                                      [_]                   APPEARS HERE]
- -------------------------------------------------------------- -----------------

                              September 5, 1996               $  903,992.33
                            ------------------------          ----------------
                                        DATE


                     ON DEMAND AFTER DATE FOR VALUE RECEIVED I PROMISE TO PAY TO
ROYAL BANK OF CANADA                                                    OR ORDER
                    ----------------------------------------------------

ROYAL BANK OF CANADA 1 Place Ville Marie, Montreal, Quebec            THE SUM OF
- ----------------------------------------------------------------------
- ----- NINE HUNDRED THREE THOUSAND NINE HUNDRED NINETY TWO ---------- .33 DOLLARS
- -------------------------------------------------------------------------
WITH INTEREST THEREON CALCULATED AND PAYABLE MONTHLY AT A RATE EQUAL TO ROYAL
BANK OF CANADA'S PRIME INTEREST RATE PER ANNUM IN EFFECT FROM TIME TO TIME PLUS
3/4     % PER ANNUM AS WELL AFTER AS BEFORE MATURITY. DEFAULT AND JUDGEMENT,
- --------
WITH INTEREST ON OVERDUE INTEREST AT THE SAME RATE AS ON THE PRINCIPAL AT THE
DATE OF THIS NOTE. SUCH PRIME INTEREST RATE IS  5 3/4      % PER ANNUM. THE
                                              -------------
UNDERSIGNED HEREBY WAIVE(S) PRESENTMENT FOR PAYMENT OF THIS PROMISSORY NOTE.

PRIME INTEREST RATE IS THE ANNUAL RATE OF INTEREST ANNOUNCED FROM TIME TO TIME BY ROYAL BANK OF CANADA AS A REFERENCE RATE THEN IN EFFECT FOR DETERMINING INTEREST RATES ON CANADIAN DOLLAR COMMERCIAL LOANS IN CANADA.

                                                    ICON OF CANADA INC.

                                                    ---------------------------

                                                    /s/  (SIGNATURE APPEAR HERE)
                                                    ---------------------------


- -----------------------------------------------------
NAME:
- -----------------------------------------------------
LOAN ACCT. NO.               LOAN NO.
- -----------------------------------------------------
CR. ACCT. NO.           TRANSIT NO  CASUAL  MGR. INIT
- ------------------------           DISCOUNT
REN.S                                 [_]
- -----------------------------------------------------

                                           [LOGO OF RECYCLED PAPER APPEARS HERE]